SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K


                           CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934
  Date of Report (Date of earliest event reported) October 20, 1999


                       METALCLAD CORPORATION
       (Exact name of registrant as specified in its charter)



         Delaware                                   0-2000
(State or Other Jurisdiction)             (Commission File Number)


                             95-2368719
                (I.R.S. Employer Identification No.)


 2 Corporate Plaza, Suite 125
Newport Beach, CA                                      92660
(Address of Principal Executive Office)              (Zip Code)


  Registrant's telephone number, including area code (949) 719-1234


Item 2.  Acquisition or Disposition of Assets

     The Registrant has sold a substantial part of its business in Mexico.

     In an agreement dated July 30, 1999 and finalized with the receipt of the first payment on October 12, 1999, Metalclad Corporation has sold to a Mexican company, Geologic S.A. de C.V., all of its interest in the businesses known as Administracion Residuos Industriales S.A. de C.V. (ARI), Ecosistemas Nacionales S.A. de C.V. (ECONSA), Quimica Omega S.A. de C.V., and Ecosistemas El Llano S.A. de C.V.

     Total purchase price for the businesses sold is Five Million Dollars plus assumption by Buyer of all liabilities of Seller. Payment of the purchase price will occur in stages as various benchmarks are achieved in the operation of the businesses.

     The Company has reserved the right of pursuing a claim under the NAFTA Treaty for the loss of its investment in the El Llano landfill project in the State of Aguascalientes due to the interference of the Secretaria de Comercio Y Fomento Industrial of Mexico (SECOFI).

     In addition, the Company has kept ownership of the El Confin project in San Luis Potosi, which is the subject of a current arbitration under the NAFTA.

Exhibit

The following exhibit is being filed with this Current Report on Form 8-K:

     Stock Purchase Agreement dated July 30, 1999 between Registrant and Geologic S.A. de C.V.

                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      METALCLAD CORPORATION



October 20, 1999                      By:   /s/Grant S. Kesler
                                         ----------------------
                                         Grant S. Kesler
                                         President

                   STOCK PURCHASE AGREEMENT

          STOCK PURCHASE AGREEMENT EXECUTED ON THE ONE PART BY METALCLAD CORPORATION, AND ECO-METALCLAD, INC. (JOINTLY REFERRED TO HEREINAFTER AS "SELLERS") AND ON THE OTHER PART BY GEOLOGIC, S.A. DE C.V. (REFERRED TO HEREINAFTER AS "BUYER"), PURSUANT TO THE FOLLOWING REPRESENTATIONS AND CLAUSES.


                 R E P R E S E N T A T I O N S

           I.  Each of the Sellers hereby represents and warrants that:

           A. Sellers are the registered owners of 499 (Four Hundred Ninety Nine) Series "A" shares and 1,035,599 (One Million Thirty Five Thousand Five Hundred Ninety Nine) Series "B" shares of the capital stock of Ecosistemas Nacionales, S.A. de C.V. ("Econsa") and of 7,385,795 (Seven Million Three Hundred and Eighty Five Seven Hundred and Ninety Five) Series "A" shares of the capital stock of Quimica Omega, S.A. de C.V. ("Omega"), both corporations organized and in operation under the laws of the United Mexican States ("Mexico"), which are all of the issued and outstanding shares ("Outstanding Shares") that Sellers own in Econsa and Omega (the "Companies"), covered by the stock certificates ("Stock Certificates") indicated in Exhibit "A" attached hereto.

           B. The Companies are engaged in the recollection, storage, transportation, recycling, treatment, and final disposition of urban, industrial and hazardous waste (the "Business"). To better accomplish their corporate purpose, the Companies operate by themselves and through subsidiary companies ("Affiliates") in which the Companies or their Affiliates are the registered owners of the majority of the shares and therefore have control over them as listed in Exhibit "B" attached hereto.


           C. Metalclad Corporation submitted a claim to arbitration ("NAFTA Arbitration") against Mexico under Chapter XI of the North America Free Trade Agreement in 1997. As a result of that the Companies and their Affiliates, in particular Ecosistemas El Llano, S.A. de C.V. ("Eco-Llano"), have suffered interference and have experienced considerable negative influence against its projects from the Ministry of Trade (Secretaria de Comercio y Fomento Industrial) of Mexico, thus considerably endangering the feasibility of its projects in Mexico.

           D. The Companies and/or their Affiliates have all requisite power and authority to own and operate their properties and to conduct the Business as it has been and is now conducted, and have obtained licenses, permits, approvals, qualifications or the like required for such purposes, as reflected in Exhibit "C" attached hereto; all of which are in full force and effect and will remain in full force and effect following the execution hereof in accordance with their terms provided Buyer causes the Companies and/or thier Affiliates to comply with all requisites required by the licenses, permits, approvals and qualifications to remain in full force and effect.

           E. Sellers have full power and unrestricted right and authorization to enter into this Agreement and to transfer the Buyer the Outstanding Shares. All of the Outstanding Shares are duly authorized, validly issued, fully paid and nonassessable. The Outstanding Shares are free and clear of any and all liens and encumbrances, security agreements, options, warrants, claims, charges, pledges and restrictions. There are no outstanding options, warrants, agreements or rights to purchase any of the Outstanding Shares of the Companies and/or their Affiliates.

           F. The Companies financial statements ("Financial Statements") as of December 31, 1998 attached hereto as Exhibit "D", present completely and accurately the financial position, assets and liabilities of the Companies and their Affiliates, as of the date thereof.

           G. The name of each bank or depositary in which the Companies and/or their Affiliates maintain any savings or other bank accounts, trust account or safety deposit box and the name of all persons authorized to draw thereon or who have access thereto, are set forth in Exhibit "E" attached hereto.

           H. The Companies and/or their Affiliates are the owners of all the operating assets ("Assets") involved in the Business, including without limitation:

             (a) Cash, investments, accounts receivable and inventory as shown in the Financial Statements.

             (b) All property and equipment (including spare parts), vehicles, inventory of materials and products, equipment on order but not delivered as of the execution thereof, and similar tangible assets listed in Exhibit "D" attached hereto.

             (c) Other intangible assets including without limitation, customer lists, licenses, operating permits and other intellectual property rights described in Exhibit "F" attached hereto.

           I. Except as established in Exhibit "G", Assets (i) are free and clear of liens, security agreements, encumbrances, charges, pledges and/or limitations of ownership, and (ii) have been acquired by the Companies and/or their Affiliates only in bona fide transactions entered into in the ordinary course of Business.

           J. There is no material litigation, suit proceeding, action, claim or investigation, pending or threatened against or affecting the Assets, before any court, agency, authority or arbitration board. Exceptions to this representation are listed in Exhibit "H" attached hereto.

           K. Assets (i) are in good working condition according to their nature, usable in the ordinary course of Business, and (ii) meet the applicable specifications for their present use.

           L. The Companies and/or their Affiliates have not infringed or violated, and are not infringing or violating any intellectual property rights of any third party, including without limitation, any patent, trademark, registered design, trademark or copyright.

           M. The Companies and/or their Affiliates are not party to any material contract or agreement that is not in line with the Business. Neither the Companies and/or their Affiliates nor any person with which they have contracted are in any material default in the performance of any of their respective obligations under any material agreement, commitment or contract thereunder between the Companies and/or their Affiliates and any person.

           N. The Companies and/or their Affiliates do not have any material liabilities of any nature, whether absolute, fixed, contingent or otherwise, which are not fully reflected against the Financial Statements.

           O. As of the date hereof, all accounts receivable have been accurately recorded in the accounting records of the Companies and/or their Affiliates, are bona fide, good and collectible at the full face value thereof, without discount, rebate, set off or counterclaim, except for the proper and sufficient allowances for doubtful accounts which are provided for in the accounting records of the Companies and/or their Affiliates.

           P. As of the date hereof, all material financial transactions of the Companies and/or their Affiliates have been properly recorded in the accounting records of the Companies and/or their Affiliates.

           Q. From the date of the Financial Statements to the date of execution hereof, there have been and will be no changes in the condition (financial or otherwise), business, net worth, asset, obligations or liabilities (fixed or contingent) of the Companies and/or their Affiliates, or which have had or may have a material adverse effect on the Business, Assets, financial condition, or operations of the Companies and/or their Affiliates, and there has been no occurrence or circumstance which might reasonably be expected to result in any such adverse effect after the date hereof. Since the date of the Financial Statements to the date of execution hereof, the Business of the Companies and/or their Affiliates has been conducted only in the ordinary and usual course of business and no event or transaction has occurred or been entered into outside of the ordinary and usual course of business. Exceptions to this representation are listed in Exhibit "I" attached hereto.

           R. Neither the execution and delivery of this Agreement by Sellers, nor the consummation of the transactions set forth herein and contemplated hereby will constitute a breach of or default under any contract or instrument to which Sellers or the Companies and/or their Affiliates are a party or by which any of them is bound, nor will it result in the acceleration in the time for performance of any obligation under any such contract or instrument, nor will it result in the creation of any lien or encumbrance upon the assets.

           S. The Companies and/or their Affiliates maintain such policies of insurance, issued by the corresponding insurers, as appropriate to their Business and to the Assets, in such amounts and against such risks as are customarily carried and insured by owners of comparable business, properties and assets. All such policies of insurance are in full force and effect and the Companies and/or their Affiliates are not in default, whether as to the payment of the premium or otherwise, under the terms of any such policy. All of such policies are listed in "Exhibit "J" attached hereto.

           T. As of the date hereof, the Companies and/or their Affiliates have correctly prepared and timely and properly filed with all appropriate governmental authorities, including tax, customs, social security, housing fund, retirement system and other pertinent authorities, all returns, information returns, and other reports required to be filed and have paid or accrued in full all taxes, contributions, duties, interests, penalties or deficiencies ("Taxes"), due to, or claimed to be due if so, by any authority. The Companies and/or their Affiliates are not a party to any pending action or proceeding, nor is any such action or proceeding threatened, by any governmental authority for the assessment or collection of any Taxes, and no claim for assessment or collection of any Taxes has been asserted against the Companies and/or their Affiliates. Exceptions to this representation are listed in Exhibit "K" attached hereto.

           U. There is no material litigation, suit, proceeding, action, claim or investigation, pending or threatened against or affecting the Companies and/or their Affiliates, before any court, agency, authority or arbitration board.

           V. The Companies and/or their Affiliates have complied with all laws, regulations, rules, orders, judgements, decrees and other requirements and policies imposed by governmental authorities applicable to it, or to the operation of the Business. The Companies and/or their Affiliates have not received any notice or citation for noncompliance with any legal requirement or policy, and there exists no condition, situation or circumstance, which after notice or lapse of time, or both, would constitute noncompliance with or give rise to future liability with regard to any of the foregoing. Exceptions to this representation are listed in Exhibit "L" attached hereto.

           W. The Companies and/or their Affiliates have complied with all laws, regulations, rules, norms, standards, and other requirements and policies imposed by governmental authorities on environmental matters, including those relating to water discharges, air emissions, soil contamination and hazardous waste.

           X. The Companies and/or their Affiliates have obtained all permits, licenses, and authorizations to lawfully operate the equipment, processes, and the operations at the facility and real property; all such permits, licenses and authorizations are in full force and effect; and all equipment, processes and other operations are in compliance with such permits, licenses and authorizations.

           Y. The Companies and/or their Affiliates have no obligation to pay any fees to any broker or finder related to the transaction described in this Agreement. Further, Sellers have no knowledge of any basis for any claim against the Companies and/or Affiliates for such fees.

           Z. The above representations and warranties of Sellers are made by all Sellers as owners of the Outstanding Shares of the Companies and by the President and Secretary of the Board of Directors of the Companies respectively.

           II. The representative of the Buyer hereby represents and warrants that:

           A. The Buyer is a corporation organized and in operation under the laws of Mexico, as it appears from pulic deed number 8,762, dated October 25th, 1996, granted before notary public number 5 of the State of Hidalgo, attorney Juan Jose del Valle Alvarado which first certified copy was recorded in the Public Registry of Commerce of Hidalgo.

           B. The entering into this Agreement falls within the corporate purpose of the Buyer.

           C. The Buyer has taken all corporate action necessary for the entering into and execution of this Agreement.

           D. The Buyer has granted upon them the necessary powers and authority to enter into this Agreement, which powers and authority have not been revoked, amended or restricted in any manner whatsoever.

           E. The Buyer, has reviewed the contents of the Exhibits listed in Sellers representations, as well as other accounting and tax records and documents of the Companies, to the extent it deemed necessary to satisfy itself with all such documents and the matters pertaining thereto.

           F. The Buyer wishes to purchase the Outstanding Shares and to enter into this Agreement pursuant to the terms and conditions to be covenanted in the Clauses hereof.

           In consideration of the foregoing representations, the parties hereto hereby agree as follows:

                         C L A U S E S

           FIRST. PURCHASE AND SALE OF SHARES; PRICE

           1.1 Sale of Shares. Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Sellers contained herein, Sellers hereby sell and transfer the Outstanding Shares, and deliver to Buyer the Stock Certificates representing the Outstanding Shares duly endorsed in property in favor of Buyer, who acknowledges receipt hereof.

           1.2 Purchase Price. The purchase price of the Outstanding Shares is US$ 5,000,000.00 (Five Million Dollars 00/100 United States of America Currency) ("Purchase Price").

           1.3 Annual Net Income. The following definition shall be applicable for the determination of the Annual Net Income:

               "Annual Net Income" is the net income reported on a fiscal year by a Mexican company to the Ministry of Finance (Secretaria de Hacienda y Credito Publico) of Mexico, before adding earnings or substracting losses from previous fiscal years.

           1.4 Payments of Purchase Price. All payments should be divided by Buyer in two checks, one for each Seller, according to the proportions and percentages established in Exhibit "A". Sellers shall be entitled to receive the Purchase Price as follows:

               (a) US $125,000.00 (One Hundred and Twenty Five Thousand Dollars 00/100 United States of America Currency), on August 15, 1999. Sellers will deliver the stock certificates and will acknowledge receipt of such amount thereof.

               (b) US$ 125,000.00 (One Hundred and Twenty Five Thousand Dollars 00/100 United States of America Currency), thirty days after receipt of all necessary authorizations from authorities of the State of Aguascalientes to enable Buyer to build and operate a hazardous waste treatment plant located either in El Llano or in an industrial park within the State of Aguascalientes.

               (c) US$ 322,000 (Three Hundred and Twenty Two Thousand Dollars 00/100 United States of America Currency). Such payment should only be made directly and received by Mr. Javier Guerra Cisneros and the Sellers would consider themselves paid with a copy of the receipt duly signed by Mr. Javier Guerra Cisneros and a release issued by said person in favor of the Sellers in connection with Clauses 3.1, 3.2, 3.3, 3.5.2, and 10 of the Employment Agreement below mentioned. Payment can be made at any moment during the course of the following three years starting from the date of execution of this Agreement This payment is related to the Employment Agreement entered into and between Metalclad Corporation and Mr. Javier Guerra Cisneros attached hereto as Exhibit "M". Buyer and Sellers agree that Buyer has no other obligation whatsoever derived from the Employment Agreement.

                (d) Twenty five per cent of the Annual Net Income of Eco-Llano, at latest on the last day of the month of April of each year following the year to which the Annual Net Income pertains. Annual Net
 Income shall be determined as the result of audited financial statements.
 Buyer will retain the services of a well-known, independent and reliable accounting firm for such purposes. Seller will have the right to designate an accountant to work jointly with Buyer's auditors.

                (e) Ten per cent of the Annual Net Income of the Affiliate Administracion de Residuos Industriales, S.A. de C.V. ("ARI") at latest on the last day of the month of April of each year following the year to which the Annual Net Income pertains. Annual Net Income shall be determined as the result of audited financial statements. Buyer will retain the services of a well-known, independent and reliable auditor for such purposes. Seller will have the right to designate an auditor to work with Buyer's auditors.

                (f) US$ 500,000.00 (Five Hundred Thousand 00/100 United States of America Currency), ten days after the day of the start up of commercial operations of the non-hazardous waste industrial landfill located either in the Municipality of El Llano and/or in an alternative location within the State of Aguascalientes.

                (g) US$ 500,000.00 (Five Hundred Thousand Dollars 00/100 United States of America Currency), ten days after the day of the start up of commercial operations of the hazaradous waste treatment plant located either in the Municipality of El Llano or in an alternative location within the State of Aguascalientes

                (h) US$ 250,000.00 (Two Hundred and Fifty Thousand Dollars 00/100 United States of America Currency), ten days after the day at when Eco-Llano has had three consecutive months of positive cash flows. "Positive Cash Flow" shall be determined on the basis of Mexican Generally Accepted Accounting Principles, and include all items of income and expense and gain or loss including expenses related to Taxes, customs, social security, housing fund, retirement system and mandatory profit sharing to employees (PTU).

                (i) US$ 250,000.00 (Two Hundred and Fifty Thousand Dollars 00/100 United States of America Currency), ten days after the day in which the volume of waste handled by Eco-Llano reaches 350,000 (Three Hundred and Fifty Thousand) tons in the accumulated 12 (twelve) preceding months.

           In no event shall the Sellers receive a total payment that exceeds the Purchase Price. Any payment obligation will be enforceable as long as the Purchase Price has not been totally paid. At the time, the Purchase Price is fully paid through any possible combination, Sellers will lose their rights to other additional payments except for what has been established in Clauses 2.1 and 2.2.

           1.5 Income Tax. Sellers represent that under Mexican Tax Income Law ("Ley del Impuesto Sobre la Renta") and its Bylaws ("Reglamento de la Ley del Impuesto Sobre la Renta") no witholding proceeds regarding this Agreement; therefore Sellers and Buyer shall pay, if any, their corresponding income tax, levied on the Purchase Price and any other aspects of the Agreement.

           1.6 Depositary. Sellers and Buyer agree that Mr. Carlos Ramirez Trueba (the "Depositary") with address in Paseo de la Reforma 369, Col. Cuauhtemoc, Mexico D.F. 06500, will act as depositary of the Stock Certificates with all the duties and obligations established for depositaries in articles 2516-2538 of the Mexican Civil Code for the Federal District on Local Matters and for the Republic on Federal Matters (Codigo Civil para el Distrito Federal en Materia Comun, y para toda la Republica en Materia Federal) for depositaries. Stock Certificates will be delivered, to Buyer or to the Acquiring Party as established in clause 4.1 hereunder, only when the Buyer or the Acquiring Party deliver to the Depositary a receipt of total or partial payments in exactly the form of Exhibit "O" attached hereto. If partial payments are made by Buyer or by the Acquiring Party, the Depositary will deliver enough Stock Certificates as to match the proportion of the payment made.


           SECOND. ADDITIONAL CONSIDERATION

           2.1 Sellers will be entitled to receive US$ 100,000.00 (One Hundred Thousand Dollars 00/100 United States of America Currency), at the time in which operations begin at the Integral Center of Handling and Development of Industrial Waste (Centro Integral de Manejo y Aprovechamiento de Residuos Industriales) located in the State of Puebla which is being currently developed by Econsa and which has received initial approval by the federal environmental authorities.

           2.2 Sellers will be entitled to receive US$ 100,000.00 (One Hundred Thousand Dollars 00/100 United States of America Currency), at the time in which operations begin at the Integral Center of Handling and Development of Industrial Waste (Centro Integral de Manejo y Aprovechamiento de Residuos Industriales) located in the State of Mexico which is being currently developed by Econsa and which has received initial approval by the federal environmental authorities.

           THIRD. SELLERS REPRESENTATIONS REVIEW

           3.1 Sellers Representations Review. Prior to execution of this Agreement, Buyer has not taken the necessary actions to carry out a thorough review of Seller's Representations. Buyer shall complete such review within ninety days following the closing, the cost of which will be on the account of the Buyer.

           FOURTH. SUBSTITUTION OF BUYER

           4.1 Buyer has the right to assign to a third party ("Acquiring Party"), without the prior written authorization of the Sellers, up to one hundred per cent of the Outstanding Shares during the ninety days in which the Representations Review is being carried and sixty days after the Representations Review has been carried out. The terms of this Agreement can not be altered or modified in any way by the Acquiring Party. For the assignment of the Outstanding Shares to be valid, Buyer should provide Sellers with the written consent of the Acquiring Party to obligate itself in exactly the terms of this Agreement in the form of Exhibit "N" attached hereto.

           FIFTH. EXECUTION OF THE AGREEMENT

           At the execution of this Agreement or during the following thirty days when needed and applicable, the parties will execute and/or deliver the following:

           5.1 Delivery to Buyer. Sellers will execute and/or deliver to Buyer the following:

                (a) Certificates representing the Outstanding Shares, duly endorsed in favor of Buyer;

                (b) A certificate signed by the Sellers dated as of the date of execution of this Agreement and in form and substance acceptable to Buyer, to the effect that;

                    (i) The representations and warranties set forth in the Seller's Representations were true and correct on the date hereof and are true and correct on the date of execution of this Agreement as if made at that time; and

                    (ii) Sellers have performed and complied with all agreements, undertaking, and obligations which are required to be performed or complied with by them at or prior to the date of execution of this Agreement.

                 (c) Notarized certification or sufficient powers of attorney to fully demonstrate without doubt the authority of the signatory to bind each of the Sellers in executing this Agreement.

                 (d) Notarized certifications that the members of the Board of Directors of the Companies and their Affiliates have resigned to their posts.

                 (e) Such other documents, instruments, or agreements as may be reasonably requested by Buyer to effectuate the transactions contemplated by this Agreement.

           5.2 Delivery to Seller. At the execution of this Agreement or during the following thirty days when needed, Buyer shall execute and/or deliver to Sellers the following:

                 (a) Payment of US $125,000.00 (One Hundred and Twenty Five Thousand Dollars 00/100 United States of America Currency) on August 15, 1999.

                 (b) Notarized certification or sufficient powers of attorney to fully demonstrate without doubt the authority of the signatory to bind the Buyer in executing this Agreement.

                 (c) Notarized copy of the minutes of the shareholders meetings of the Companies and the Affiliates at which the resignation of their directors, officers and members of the Board of Directors is accepted, their performance is approved and they are released from any and all liabilities, in form and substance acceptable to Sellers.

                 (d) Notarized copy of the minutes of the shareholders meetings of the relevant Companies and/or Affiliates in which it was resolved to release Sellers, their directors and officers if such is the case, from obligations after the date of execution of this Agreement, under any personal guarantees they may have provided to lenders for the benefit of the Companies and Affiliates, in form and substance acceptable to Sellers.

                 (e) Such other documents, instruments, or agreements as may be reasonably requested by Sellers to effectuate the transactions contemplated by this Agreement.

          SIXTH. COVENANT OF SELLERS

           6.1 Strict Confidence. The Sellers covenant and agree that for a period of five years from and after the execution hereof, each of the parties shall hold and shall cause their respective consultants, advisors, officers and employees to hold in strict confidence (i) all documents, material and information concerning or directly or indirectly related to the business and operations of the other party, and (ii) the terms and conditions of this Agreement and of any other transactions connected with and/or ancillary to this Agreement. Therefore, except for disclosures legally requested by the Securities Exchange Commission of the United States of America, the parties agree not to make any independent use of, publish, divulge, disclose, or reproduce, or allow any person, firm, or entity to use, publish, divulge, or disclose any such confidential information without the prior written consent of the other party.

           6.2 Non-Competition Undertaking. Each of the Sellers covenants and agrees that for a period of five years from and after the execution hereof they shall not either directly or indirectly (whether as agent, partner, shareholder, consultant, supplier, independent contractor or through any partnership, corporation, unincorporate joint venture or otherwise), without the prior written consent of Buyer, carry on or be engaged and/or have any financial interest in or be otherwise commercially involved, in all or part of the territory of Mexico, in the Business or in any other business which competes with the Business. Notwithstanding the foregoing, in the event as a result of the NAFTA Arbitration, Sellers obtain the authorization to operate the hazardous waste landfill located in Guadalcazar, State of San Luis Potosi owned by Confinamiento Tecnico de Residuos Industriales, S.A. de C.V., the foregoing undertaking will not apply exclusively regarding to the operation of the hazardous waste landfill located in Guadalcazar, San Luis Potosi by Sellers subsidiaries Confinamiento Tecnico de Residuos Industriales, S.A. de C.V. and/or Ecosistemas del Potosi, S.A. de C.V.

           SEVENTH. COVENANTS OF BUYER

           The Buyer covenants and agrees that as long as there is any amount unpaid of the balance of the Purchase Price, or any other amount is owed to Sellers hereunder, Buyer shall do its best efforts to:

           7.1 Operation of Facilities of the Companies and the Affiliates. Continue the operation of the existing facilities of the Companies and the Affiliates in a professional manner.

           7.2 Existing Permits and Authorizations, etc. Carry out in due and timely manner all necessary acts to maintain in force the existing licenses, permits and authorizations, whether federal, state or municipal, held by the Companies, the Affiliates and their facilities to operate the Business.

           7.3 Existing Projects. Dilligently continue with all necessary acts, representations and actions, required or related to the completion of the existing projects of the Companies and the Affiliates.

           7.4 Conduct of Business. Cause the Companies and the Affiliates to continue to engage in the normal conduct of Business as now conducted by them.

           7.5 Maintenance of Property. Cause each Company and each Affiliate to maintain their property (including where so obligated, property leased by them) in good condition; and make proper renewals, replacements, additions and improvements to their property (including, where so obligated, property leased by them); and observe and perform all obligations under the leases of property, so that the business carried on in connection therewith may be conducted properly and efficiently at all times.

           EIGHTH. FINANCIAL STATEMENTS; INSURANCE:

           8.1  Financial Statements. Furnish or cause to be furnished by
 Buyers:

                (a) As soon as avaliable, but in any event within one hundred twenty (120) days after the end of the fiscal year, copies of the audited balance sheets of Eco-Llano and ARI as at the end of such year and the related statements of operations, stockholders' equity, and cash flows for such year, as applicable, setting forth in each case in comparative form the figures for the previous year.

                 (b) As soon as available, but in any event not later than forty-five (45) days after the end of each quarterly period of each fiscal year, copies of the unaudited balance sheets of Eco-Llano and ARI as at the end of such quarter and the related statement of operations, stockholders' equity, and cash flows for such quarterly period and the portion of the fiscal year through such date, certified by a responsible officer of Buyer (subject to normal year-end audit adjustments).

                 (c) Buyer shall use reputable independent certified public accountants for the preparation of the annual audited financial statements to be provided in connection with this Agreement.

           8.2 Inspection of Property; Books and Records; Discussions. Cause each Company and each Affiliate to keep proper books of records and account in which entries of all dealings and transactions related to the Business comply with all requirements of law and with Mexican General Accepted Accounting Principles; and permit representatives of the Sellers to visit and inspect any of their books, records and facilities under reasonable notice, and to discuss the Business with Buyer, management of Companies and Affiliates and with their respective independent certified public accountants.

           8.3 Information. Give notice to the Sellers of any important development in connection with the Business of each Company and each Affiliate, as well to provide a monthly summary of developments of the Business carried out by the Companies and their Affiliates.

           8.4 Insurance. Cause each Company and Affiliate to keep insured their property, substantially in the same form that it has been insured as reflected in Exhibit "J" attachaed hereto.


          NINTH. INDEMNITY

           9.1 Misrepresentations. The parties agree to indemnify and hold each other harmless from and against any claims, demands, costs, expenses (including reasonable attorney's fees), damages and/or consequential damages arising out of and/or resulting from any misrepresentation or breach of warranty hereunder by the other party.

           9.2 Outstanding Shares. Sellers guarantee title to Outstanding Shares and hold the Buyer harmless from and against any kind of claims, demands, costs, expenses (including reasonable attorney's fees), damages and/or consequential damages arising out of and/or resulting therefrom.

           9.3 Liabilities. Sellers shall indemnify and hold the Buyer harmless in connection with any claims, demands, costs, expenses (including reasonable attorney's fees), damages and/or consequential damages arising out of and/or resulting from: (i) any kind of liabilities of the Companies and/or their Affiliates, whether absolute, fixed, contingent or otherwise, which are not fully reflected against the Financial Statements including, without limitation, Taxes, customs, labor, social security, housing fund, retirement, system and environmental liabilities; (ii)any kind of liens, encumbrances and/or liabilities of Sellers, vis-a-vis, the Companies and/or their Affiliates, vis-a-vis, the Assets which are not fully reflected against the Financial Statements; and
 (iii) any personal injury or property damage arising out of the Assets when such took place prior to the date of the Agreement.

          TENTH. GENERAL PROVISIONS

           10.1 Confidential Information. Should the Agreement not be executed for any reason, Buyer agrees to treat as secret, confidential, and proprietary to the Companies, all evaluation material and information concerning or directly or indirectly related to the business and operations of the Companies ("Confidential Information"). Therefore, Buyer agrees not to make any independent use of, publish, divulge, disclose, or reproduce, or allow any person, firm, or entity to use, publish, divulge, or disclose any such Confidential Information without the prior written consent of Sellers, as such Confidential Information shall be solely used for the purposes of determining the possibility of Buyer purchasing the Outstanding Shares, as contemplated herein. Buyer shall also take all necessary precautions to ensure that their employees adhere to this covenant of confidentiality.

           The covenants set forth herein will not apply to such portions of the Confidential Information which a) are or become generally available to the public through no action by Buyer or b) are or become available to Buyer on a nonconfidential basis from a source, other than Sellers, which Buyer believes, after reasonable inquiry, is not prohibited from disclosing such portion to Buyer by a contractual, legal or fiduciary obligation, or c) are subject to disclosure by court order or decree, or
 d) are subject to disclosure by securities regulations.

           10.2 Costs and Fees. Each party shall pay the costs, expenses, fees, taxes, and duties which it incurs in the course of negotiation, execution, and performance of its obligations under this Agreement; including, without limitation, that Buyer will pay all of the costs and expenses it incurs in conducting the Due Diligence Review as provided in Clause 3.1.

           10.3 Assignability. Except for the terms set forth by Clause 4 of this Agreement, both parties shall be entitled, with the previous written consent of the other party, to assign its rights and obligations under this Agreement.

           10.4 Notices. All notices required hereunder shall be in writing and shall be effective upon receipt by addressee, if delivered personally or sent by facsimile, confirmed in writing, or sent via overnight courier or registered mail, return receipt requested, postage prepaid, at the addresses and facsimile numbers set forth below by the parties, respectively, unless notice of change of address and/or facsimile numbers is given in writing to the other party, in which case any notices, to be effective, shall be sent to such new address and/or facsimile numbers. The parties, for everything pertaining to this Agreement, set forth as their address and facsimile numbers, the following:

           If to Buyer:

           Geologic, S. A. de C. V.
          Ave. Constituyentes 888-D
          Col. Lomas Altas
           Mexico D.F., 11950

           Attention:   Mr. Carlos de Rivas and/or
                        Mr. Luis Zetina Romay
           Facsimile: (5) 529-8814

           If to Sellers:

           Metalclad Corporation
          2 Corporate Plaza
          Suite 125
          Newport Beach, CA 92660
           Attention:   Mr. Grant S. Kesler and/or
                        Mr. Anthony J. Dabbene
           Facsimile: (00 1) 949 719-1240

          Eco-Metalclad, Inc.
          2 Corporate Plaza
          Suite 125
          Newport Beach, CA 92660

           Attention:   Mr. Grant S. Kesler and/or
                        Mr. Anthony J. Dabbene
           Facsimile: (00 1) 949 719-1240


           10.5 Effect of Agreement. This Agreement supersedes and cancels any prior agreement, representation, communication, or understanding between the parties hereto and relating to the transactions contemplated herein or the subject matter hereof.

           10.6 Counterparts. This Agreement may be executed in several identical counterparts, each of which is executed and delivered by the parties hereto shall be an original, but all of which together shall constitute a single instrument.

           10.7 Law. This Agreement shall be governed by the laws of Mexico.

           10.8 Conciliation. In the event of any discrepancy or dispute between the parties relating to or arising out of any provision of this Agreement, the parties agree to meet promptly, through their respective representatives, in a good faith effort to resolve the discrepancy or dispute by agreement. The disputing party shall deliver to the other party, a written summary of the arguments substantiating its dispute and shall arrange for a meeting at a time and place mutually acceptable to both parties; provided, however, that such meeting shall take place within the next 10 (ten) calendar days following the date in which the disputing party delivers to the other party the aforementioned written summary of its arguments. If any party fails to attend the meeting or the meeting does not result in a resolution of the dispute by agreement or if such resolution is not agreed upon by the parties within the next 20 (twenty) calendar days following the meeting, then the parties agree to submit themselves to arbitration, as provided for in Section 10.9 below.

           10.9 Arbitration. Any controversy or claim arising out of or relating to this contract shall be settled by binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association. The arbitration shall be resolved by a panel of three independent arbitrators. The place of arbitration shall be Mexico City. The languages of the arbitration shall be English and Spanish. The substantive law shall be the laws of Mexico, excluding the conflicts of laws rules.

           10.10 Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect any of the terms or conditions hereof.

           10.11 Modifications. No amendment, variation, modification or waiver to any of the terms or conditions contained in this Agreement shall have any force or effect unless the same are evidenced in writing and executed by the parties' legal representatives with sufficient authority.

           10.12 Entire Agreement. This Agreement together with the Exhibits hereto, shall constitute the entire agreement between the parties hereto with respect to the transactions contemplated hereby and shall supersede all prior or contemporaneous negotiations.

          This Agreement is executed by the parties in Mexico City, on July 30th, 1999.


 Metalclad Corporation              Geologic, S.A. de C.V.


 By /s/Grant S. Kesler              By /s/ Carlos A. de Rivas Oest
    ----------------------------      -------------------------------

 Name/position                      Name/position
    Grant S. Kesler, President         Carlos A. de Rivas Oest, Managing
                                       Director


 Eco-Metalclad, Inc.


 By /s/Grant S. Kesler

 Name/position
    Grant S. Kesler, President